Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
E.ON US Investments Corp.                         Dr. Wulf Bernotat                         D
220 West Main Street                              Dr. Manfred Kruper                        D
Louisville, Kentucky 40202                        Dr. Erhard Schipporeit                    D
                                                  Victor A. Staffieri                       D
                                                  Dr Thomas Konig                           P
                                                  S. Bradford Rives                         CFO
                                                  Paul Brandimante                          VP
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy LLC                                   Victor A. Staffieri                       D, CB, CEO, P
220 West Main Street                              Daniel K. Arbough                         T
Louisville, Kentucky 40202                        A. Michael S. Beer                        VP
                                                  B. D. Ralph Bowling                       VP
                                                  Martyn Gallus                             SVP
                                                  Chris Hermann                             SVP
                                                  C. R.W. "Chip" Keeling                    VP
                                                  D. John R. McCall                         D, EVP, GC, CS
                                                  E. Paula H. Pottinger                     VP
                                                  S. Bradford Rives                         D, CFO
                                                  F. George R. Siemens                      VP
                                                  G. Paul W. Thompson                       SVP
                                                  H. David A. Vogel                         VP
                                                  John N. Voyles, Jr.                       VP
                                                  I. Wendy C. Welsh                         SVP
                                                  Valerie Scott                             C
------------------------------------------------- ----------------------------------------- --------------------------



Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
Louisville Gas and Electric Company               Victor A. Staffieri                       D, CB, CEO, P
220 West Main Street                              Daniel K. Arbough                         T
Louisville, Kentucky 40202                        Michael S. Beer                           VP
                                                  D. Ralph Bowling                          VP
                                                  Martyn Gallus                             SVP
                                                  Chris Hermann                             SVP
                                                  R.W. "Chip" Keeling                       VP
                                                  K. John R. McCall                         D, EVP, GC, CS
                                                  Paula H. Pottinger                        VP
                                                  L. S. Bradford Rives                      D, CFO
                                                  George R. Siemens                         VP
                                                  M. Paul W. Thompson                       SVP
                                                  N. David A. Vogel                         VP
                                                  John N. Voyles, Jr.                       VP
                                                  O. Wendy C. Welsh                         SVP
                                                  P. Valerie Scott                          C
------------------------------------------------- ----------------------------------------- --------------------------
Kentucky Utilities Company                        Victor A. Staffieri                       D, CB, CEO, P
One Quality Street                                Daniel K. Arbough                         T
Lexington, Kentucky 40507-1428                    Michael S. Beer                           VP
                                                  D. Ralph Bowling                          VP
                                                  Martyn Gallus                             SVP
                                                  Chris Hermann                             SVP
                                                  R.W. "Chip" Keeling                       VP
                                                  John R. McCall                            D, EVP, GC, CS
                                                  Paula H. Pottinger                        VP
                                                  S. Bradford Rives                         D, CFO
                                                  George R. Siemens                         VP
                                                  Paul W. Thompson                          SVP
                                                  David A. Vogel                            VP
                                                  John N. Voyles, Jr.                       VP
                                                  Wendy C. Welsh                            SVP
                                                  Valerie Scott                             C
------------------------------------------------- ----------------------------------------- --------------------------
Electric Energy Inc.                              Paul W. Thompson                          D
  (Due to minority ownership, only LG&E           John N. Voyles, Jr.                       D
  Energy-related directors shown.)
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
Lexington Utilities Company                       Victor A. Staffieri                       D, P
One Quality Street                                John R. McCall                            D, VP, S
Lexington, Kentucky 40507-1428                    S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
                                                  Chris Herman                              D
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy Foundation, Inc.                      Victor A. Staffieri                       D, P
220 West Main Street                              S. Bradford Rives                         D, VP
Lexington, Kentucky 40507                         John R. McCall                            D, VP, S
                                                  R.W. "Chip" Keeling                       VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy Marketing Inc.                        Victor A. Staffieri                       D, CB
220 West Main Street                              Martyn Gallus                             D, P
Louisville, Kentucky 40202                        Paul W. Thompson                          SVP
                                                  S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Energy Services Inc.                         Victor A. Staffieri                       D, CB, CEO, P
220 West Main Street                              S. Bradford Rives                         CFO
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Capital Corp.                                Victor A. Staffieri                       D, CB, CEO
220 West Main Street                              S. Bradford Rives                         D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Credit Corp.                                 Victor A. Staffieri                       D, P
220 West Main Street                              S.  Bradford Rives                        D, VP, C
Louisville, Kentucky  40202                       John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
                                                  Chris Hermann                             D
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Home Services Inc.                           Victor A. Staffieri                       D, CB
220 West Main Street                              David A. Vogel                            P
Louisville, Kentucky 40202                        Chris Hermann                             VP
                                                  S. Bradford Rives                         VP, C
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E International Inc.                           Victor A. Staffieri                       D, P
220 West Main Street                              S. Bradford Rives                         D, VP, C
Louisville, Kentucky  40202                       John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Spain Inc.                             Victor A. Staffieri                       D, P
220 West Main Street                              S. Bradford Rives                         VP, C
Louisville, Kentucky  40202                       Paul W. Thompson                          D, VP
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Argentina I, Inc.                      Victor A. Staffieri                       D, P
220 West Main Street                              Paul W. Thompson                          VP
Louisville, Kentucky 40202                        Chris Hermann                             VP
                                                  S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Argentina II, Inc.                     Victor A. Staffieri                       D, P
220 West Main Street                              S. Bradford Rives                         D, VP, C
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Paul W. Thompson                          VP
                                                  Chris Hermann                             VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
Distribuidora de Gas del Centro S.A.              Chris Hermann                             D
  (Due to minority ownership, only LG&E           Brad Rives                                D
  Energy-related directors shown.)
------------------------------------------------- ----------------------------------------- --------------------------
Inversora de Gas del Centro S.A.                  Chris Hermann                             D
  (Due to minority ownership, only LG&E
  Energy-related directors shown.)
------------------------------------------------- ----------------------------------------- --------------------------
Distribuidora de Gas Cuyana S.A.                  None
  (Due to minority ownership, only LG&E
  Energy-related directors shown.)
------------------------------------------------- ----------------------------------------- --------------------------
Inversra de Gas Cuyana S.A.                       Enrique Jorge Flaiban                     D
  (Due to minority ownership, only LG&E
  Energy-related directors shown.)
------------------------------------------------- ----------------------------------------- --------------------------
Gas Natural S.D.G. Argentina S.A.                 S. Bradford Rives                         D
  (Due to minority ownership, only LG&E
  Energy-related directors shown.)
------------------------------------------------- ----------------------------------------- --------------------------
Serviconfort Argentina S.A.                       None
  (Due to minority ownership, only LG&E
  Energy-related directors shown.)
------------------------------------------------- ----------------------------------------- --------------------------
Natural Servicios, S.A.                           S. Bradford Rives                         D
  (Due to minority ownership, only LG&E
  Energy-related directors shown.)
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Centro S.A.                                  Enrique Jorge Flaiban                     D
  (Due to minority ownership, only LG&E
  Energy-related directors shown.)
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Argentina III LLC                      Victor A. Staffieri                       D
220 West Main Street                              S. Bradford Rives                         D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Chris Hermann                             VP
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
WKE Corp.                                         Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          P
Louisville, Kentucky 40202                        D. Ralph Bowling                          VP
                                                  John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
WKE Station Two Inc.                              Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          P
Louisville, Kentucky 40202                        D. Ralph Bowling                          VP
                                                  John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Western Kentucky Energy Corp.                     Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          P
Louisville, Kentucky 40202                        D. Ralph Bowling                          VP
                                                  John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LCC LLC                                           Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          P
Louisville, Kentucky 40202                        D. Ralph Bowling                          VP
                                                  John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
FCD LLC                                           Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Inc.                                   Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, P
Louisville, Kentucky 40202                        S. Bradford Rives                         D, CFO
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Services LLC                           S. Bradford Rives                         D, VP, C
220 West Main Street                              A. Roger Smith                            D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  Daniel K. Arbough                         T
                                                  John N. Voyles, Jr.                       VP
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Operations Inc.                        Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, P
Louisville, Kentucky  40202                       S. Bradford Rives                         VP, C
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 5 Incorporated                         Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, P
Louisville, Kentucky  40202                       John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         D, VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 16 Incorporated                        Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, P
Louisville, Kentucky  40202                       John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         D, VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Roanoke Incorporated                   Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  S. Bradford Rives                         D, VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Roanoke Valley LP                            No Directors or Officers were elected
------------------------------------------------- ----------------------------------------- --------------------------
Westmoreland-LG&E Partners                        No Directors or Officers were elected
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 31 Incorporated                        A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 31 Wind Incorporated                   A. Roger Smith                            D, P
220 West Main Street                              John R. McCall                            D, VP, S
Louisville, Kentucky 40202                        Victor A. Staffieri                       D
                                                  Bruce D. Hamilton                         VP
                                                  S. Bradford Rives                         VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power 31 L.P.                                No Directors or Officers were elected
220 West Main Street
Louisville, Kentucky 40202
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Development Inc.                       Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, SVP
Louisville, Kentucky  40202                       John R. McCall                            VP, S
                                                  S. Bradford Rives                         D, P
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
American Power, Incorporated                      Paul W. Thompson                          D, P
220 West Main Street                              John R. McCall                            VP, S
Louisville, Kentucky  40202                       S. Bradford Rives                         D, VP, C
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Llano Gathering, Inc.                             Victor A. Staffieri                       D
220 West Main Street                              S. Bradford Rives                         D, P
Louisville, Kentucky  40202                       Paul W. Thompson                          VP
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Llano Storage Inc.                                Victor A. Staffieri                       D
220 West Main Street                              S. Bradford Rives                         D, P
Louisville, Kentucky  40202                       Paul W. Thompson                          VP
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Crown Inc.                                   Victor A. Staffieri                       D
220 West Main Street                              S. Bradford Rives                         D, P
Louisville, Kentucky  40202                       Paul W. Thompson                          VP
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
Powertex Parent Inc.                              Victor A. Staffieri                       D
220 West Main Street                              S. Bradford Rives                         D, P
Louisville, Kentucky  40202                       Paul W. Thompson                          VP
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Minor Facilities Inc.                        Victor A. Staffieri                       D
220 West Main Street                              S. Bradford Rives                         D, P
Louisville, Kentucky 40202                        Paul W. Thompson                          VP
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Gregory I Inc.                         Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, VP
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Gregory II Inc.                        Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, VP
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Gregory III Inc.                       Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, VP
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
LG&E Power Gregory IV Inc.                        Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, VP
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------


Exhibit F, Schedule 6(c)

                LG&E Energy Group Director & Officer Information
                            (As of December 31, 2004)

Key Terms:
D:    Director                                             CB:  Chairman of the Board
P:    President                                            S:   Secretary
VP:   Vice President                                       AS:  Assistant Secretary
EVP:  Executive Vice President                             CS:  Corporate Secretary
SVP:  Senior Vice President                                T:   Treasurer
CEO:  Chief Executive Officer                              GC:  General Counsel
CFO:  Chief Financial Officer                              C:   Controller

================================================= ========================================= ==========================
COMPANY NAME                                      PERSON                                    POSITION
------------------------------------------------- ----------------------------------------- --------------------------
Gregory Power Partners LP                         No Directors or Officers were elected
220 West Main Street
Louisville, Kentucky 40202
------------------------------------------------- ----------------------------------------- --------------------------
Gregory Partners LLC                              No Directors or Officers were elected
220 West Main Street
Louisville, Kentucky 40202
------------------------------------------------- ----------------------------------------- --------------------------
KU Solutions Corporation                          Victor A. Staffieri                       D
220 West Main Street                              S. Bradford Rives                         D, P
Louisville, Kentucky 40202                        Paul W. Thompson                          D, VP
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
KUCC Grimes Corporation                           Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, P
Louisville, Kentucky 40202                        S. Bradford Rives                         D, VP, C
                                                  John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
------------------------------------------------- ----------------------------------------- --------------------------
FSF Minerals Inc.                                 Victor A. Staffieri                       D
220 West Main Street                              Paul W. Thompson                          D, P
Louisville, Kentucky 40202                        John R. McCall                            D, VP, S
                                                  Daniel K. Arbough                         T
================================================= ========================================= ==========================